UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 23, 2001


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                            1-8712                   62-0721803
(State or other   jurisdiction     (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (864) 271-7733


(Former name or former address, if changed since last report): Not applicable.

Item 5. Other Events.


         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Bowater is filing as Exhibit 99.1 a cautionary statement identifying important factors that could cause Bowater's actual results to differ materially from those contained in forward-looking statements made by or on behalf of Bowater. This statement replaces and supersedes prior cautionary statements filed by Bowater to the extent that they are inconsistent with those statements.


         The press release issued by Bowater Incorporated on October 23, 2001, attached hereto as Exhibit 99.2, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits:

             Exhibit No.         Description
             -----------         -----------

                 99.1 Cautionary Statement Regarding Forward-Looking Information (for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995)


                  99.2 Press Release issued by Bowater Incorporated on October 23, 2001

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCORPORATED
                                            (Registrant)


Date: October 23, 2001              By: /s/David G. Maffucci
                                        --------------------
                                        Name: David G. Maffucci
                                        Title: Senior Vice President
                                                 and Chief Financial Officer

Exhibit Index

The following exhibits are filed herewith or incorporated herein by reference:




             Exhibit No.         Description
             -----------         -----------

                 99.1 Cautionary Statement Regarding Forward-Looking Information (for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995)


                  99.2 Press Release issued by Bowater Incorporated on October 23, 2001